Supplement to the Statutory Prospectus and Statement of Additional Information

CREDIT SUISSE FLOATING RATE HIGH INCOME FUND

The following information supersedes certain information in the Fund's Class B Statutory Prospectus and Statement of Additional Information.

Effective on or about the close of business on December 15, 2017, all of the issued and outstanding Class B shares of the Credit Suisse Floating Rate High Income Fund (the "Fund") will be converted into Class A shares of the Fund with the same relative aggregate net asset value as the Class B shares held immediately prior to the conversion. The Class A shares currently have a lower total expense ratio, and a lower 12b-1 fee than the Class B shares. No sales load, fee, or other charge will be imposed on the conversion of these shares and, once converted, the Class A shares will not be subject to the contingent deferred sales charge currently charged on the redemption of the Class B shares. Please refer to the Prospectus for the Fund's Class A shares for more information on the Class A shares. The conversion is not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders.

Dated: November 15, 2017	16-1117 for FLHI-PRO-LOAD 2017-003